Exhibit 32.1

OFFICER’S CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report on Form 10-Q/A of CROWN FINANCIAL HOLDINGS, INC. (the “Company”) for the quarter ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffrey M. Hoobler, Interim Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey M. Hoobler
Name:	Jeffrey M. Hoobler
Title:	Interim Chief Executive Officer and Interim President

Date: July 5, 2005

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